This presentation may include forward-looking statements regarding the performance of Alaska Air Group or its subsidiaries.  Actual results may differ materially from these projections.  Please see our most recent Annual
Report on Form 10-K for additional information concerning factors that could cause results to differ.
December 2, 2008
Exhibit 99.1
Credit Suisse Global Airline Conference

ALASKA AIRLINES
EST. 1932

Open

Alaska Air Group®

A track record of adapting quickly to change
2002 - Transcon expansion
2003 - Unveiled Alaska 2010 Plan
2004 - Airport of the Future – Anchorage
Closed OAK maintenance base
2005 - Order for up to 100 Boeing 737 aircraft
2006 - Horizon 25th anniversary
Horizon Regional Airline of the Year
2007 - Alaska 75th anniversary
Airport of the Future – Seattle
Inaugurated service to Hawaii
2008 – Alaska single-fleet transition complete

Alaska Air Group

Adjusted net income/loss

Adjusted net income/loss

Alaska Air Group®

Fuel has moderated and analysts are
forecasting industry profits for 2009
($3.9) mil Nov ‘08
($12)
($9)
($6)
($3)
$0
$3
$6
2008
est.
2009
est.
($12) mil Nov ‘08
($100)
($50)
$0
$50
$100
$150
2008
est.*
2009
est.*
(in millions)
Industry
(in billions)
*First Call mean estimate as of 11/26/08. Does not necessarily reflect the company’s internal forecast.
($5.4) mil July ‘08
Analyst estimates as of July
($60) mil July ‘08
$89 mil Nov ’08
($63) mil July ‘08
$3.4 mil Nov ‘08
($3.8) mil July ‘08
Analyst estimates as of November

Our strategy for the current economy 1. Preserve our strong balance sheet 2. Cut capacity and redeploy aircraft 3. Maximize unit revenues 4. Reduce fuel consumption 5. Control our non-fuel costs

Strong cash position and
multiple sources of liquidity
Cash as a % of Revenues
Q3 ‘08
Note: Calculated using unrestricted cash and short-term investments at September 30, 2008 divided by revenue for the 12 months ended September 30,
2008. As of October 21, Alaska Air Group had $1.18 billion in cash.
Source:  Company earnings releases and 10Qs as of Q3 2008
Fuel hedging cash collateral Possible sources of
liquidity
• $110 million available
on line of credit
• $172 million maximum
pre-delivery payment
facility
• Unencumbered aircraft
• Forward sale of miles
11%
12%
14%
15%
17%
19%
19%
23%
29%
32%
0% 10% 20% 30% 40% 50%
US Airways Group
AirTran
United
Delta
Jet Blue
Continental
American
Northwest
Alaska Air Group
Southwest

Southwest
Alaska Air Group
Jet Blue
Northwest
Delta
AirTran
Continental
American
US Airways Group
United

Relatively low leverage outside bankruptcy
34%
75%
75%
78%
83%
88%
92%
93%
100%
114%
-30%
20%
70%
120%
Alaska Air Group Adjusted Debt-to-Capitalization – Q3 2008
Source:  Company Q3 08 SEC filings
FPA-PS 090308

-20%
-15%
-10%
5%
0%
5%
10%
2008
forecast
-15%
-10%
-5%
O%
5%
10%
2008
forecast
Reduce and redeploy capacity
year-over-year %
available seat mile (ASM) growth
-7.5%
-10 to –12%
-8%
Q408 Q109
2009
forecast
0%
Q408 Q109
2009
forecast
-20%
-14%
-9%
-9%
Q408 Q109
2009
forecast
-17%
-12%
-14%
Q408 Q109
2009
forecast
-21%
-19%
-11%
Departures Capacity

ASM Change Q4 2008 vs. Q4 2007

6%
4%
2%
0%
-2%
-4%
-6%
-8%
-10%
-12%
-14%
-11.0%
-7.5%
-6.0%
-13.0%
4.0%
-5.0%
0.0%
-7.0%

Capacity is coming out, but West Coast
remains very competitive
Sources: Industry - Latest published schedules; AS – 8K filed 11-17-08
ASM Chg - 4Q 08 vs. 4Q 07
Domestic U.S.
Mainline
West Coast
Mainline
SEA to
Bay Area
SEA to
LA Basin
Alaska
Industry

Flagstaff
Flagstaff
Anchorage
Anchorage
Boston
Boston
Los Angeles
Los Angeles
Spokane
Spokane
San Diego
San Diego
Palm Springs
Palm Springs
San Jose
San Jose
Lihue (Kauai)
Lihue (Kauai)
Honolulu (Oahu)
Honolulu (Oahu)
Kahului
(Maui)
Kahului
(Maui)
Kona (Hawaii)
Kona (Hawaii)
Santa Rosa
Santa Rosa
Seattle
Seattle
Portland
Portland
San Francisco
San Francisco
Eugene
Eugene
Boise
Boise
Minneapolis
Minneapolis
San Diego
San Diego
Sacramento
Sacramento
Las Vegas
Las Vegas
Cancun
Cancun
Eureka
Eureka
Redeployments
improve the network
Jan ’07 – Dec ‘08

Maximizing unit revenues remains an important goal • Fare increases • Better yield management • Mileage Plan (FFP) changes • Ancillary revenue opportunities consistent with our brand

NVE
AVIATION FUELLING TECHNOLOGY
A000179
JET A
FUELING S.O.P.

Alaska Air Group

Fuel continues to be the wildcard

Source: 10K reports as of Dec. 31, 2007
Alaska’s all-737 fleet is one of the youngest
17.5
15
13
12.8
10.8
10
9.4
7.6
4
3.1
0 3 6 9 12 15 18
Northwest
American
United
Delta
US Air
Continental
Southwest
Alaska 2009
AirTran
JetBlue
Average fleet age (years)

Alaska’s aircraft most
fuel-efficient in operation today
• Alaska Domestic Mission Rules
• Nominal fuel burn
• Pax/Bag weight = 220 lb
• 100% load factor
Better
10.76
11.16
11.65
12.38
12.63
12.75
13.12
15.36
16.49
3
8
13
18
737-900
172 seats
737-800
157 seats
A320
149 seats
757-200
182 seats
737-700
124 seats
737-400
144 seats
A319
122 seats
MD-80
140 seats
DC-9 140
125 seats
Fuel gallons per passenger
Source: The Boeing Company

Horizon’s aircraft are among
the most fuel-efficient
5.8
6.2
6.7
7.1
7.2
7.3
7.7
10.6
3
4
5
6
7
8
9
10
11
     Q400
76 seats
CRJ900
88 seats
      E190
99 seats
CRJ700
70 seats
    Q200
37 seats
CRJ200
50 seats
     E170
72 seats
    B1900
19 seats
• 400 statute miles
• 100% load factor
Better
Fuel gallons per passenger
Source: Bombardier

Average Strike Price per Barrel

Alaska Air Group®

$0 $25 $50 $75 $100 $125 Q408 2009 2010 2011 Previous Position Current Position Improved fuel hedge strike prices 50% Percent hedged 8% 29% 1% 17% 50% 50% 50% • Updated November 25,2008

CASMx comparison: Alaska vs competitors YTD through Q3 5.80 5.96 6.76 7.01 7.40 7.43 7.55 7.86 8.32 0 2 4 6 8 10 JBLU AAI WN DL AS NW CO UA US Source: Press releases and 10-Q data, not SL adjusted

Capacity reductions will put pressure
on non-fuel unit costs
Cost per available seat mile
excluding fuel
8.73¢
8.52¢
8.33¢
7.92¢
7.0¢
7.5¢
8.0¢
8.5¢
9.0¢
2001 2002 2003 2004
2005 2006
8.01¢
7.81¢
2007
7.50¢
2008
guidance
Reflects 8K guidance as of 8/21/08 SA-IR
7.52¢
?¢
2009

“You’ve got to be very realistic about where you are… but very optimistic about where you can be.” Steve Ballmer Microsoft CEO

14.2 14.5 11.6 11.8 7.3 4.2 1.7 4.8 4.5 2.5 0 2 4 6 8 10 12 14 16 Jan Feb Mar Apr May Jun Jul Aug Sept Oct 0% 50% 100% Greatly improved on-time performance reduces costs DOT on-time performance

HIGHEST CUSTOMER SATISFACTION
J.D. POWER
AND ASSOCIATES
NORTH AMERICA TRADITIONAL NETWORK CARRIER
PRESENTED TO
ALASKA AIRLINES
BY J.D. POWER AND ASSOCIATES

• J.D. Power and Associates North America Airlines
Satisfaction Study – June 16, 2008
• More than 19,000 business and leisure travelers
surveyed
• Alaska garnered high marks for:
– Aircraft
– Boarding/deplaning/baggage
– Check-in
– Flight crews
– Reservations
Source: PR Newswire, June 16, 2008
*In a tie with Continental Airlines among North American carriers
Improved on-time, reliability and baggage
handling means higher customer satisfaction

2007
Program of the Year
Best Elite-Level
Program
Best Web Site
2006
Best Elite-Level
Program
Best Web Site
Best Member
Communications
2005
Best Elite-Level
Program
Best Member
Communications
An Award-Winning Mileage Plan
2004
Best Program
Best Web Site
Best Member
Communications
2003
Best Program
Best Member
Communications
2002
Best Program
Best Award
Best Website
2001
Best Award
Best Member
Communications

AIR FRANCE
KLM
BRITISH AIRWAYS
CATHAY PACIFIC
KOREAN AIR
DELTA
nwa
NORTHWEST AIRLINES
AmericanAirlines
QANTAS
LAN

Honolulu
Lihue
Source:  AAG revenue reports and APGDat.  Size of line indicated relative volume.
Guadalajara
Orlando
Loreto
Mazatlan
Chicago
Mexico City
Palm Springs
San Diego
Las Vegas
Phoenix
Tucson
Cancun
Vancouver
Miami
Washington, D.C.
Boston
New York
(Newark)
Dallas/Ft Worth
Denver
Spokane
Reno
Sacramento
Boise
San Jose
Oakland
Barrow
Prudhoe Bay Bay
Kotzebue
Petersburg
Wrangell
Ketchikan
Ontario
Burbank
Orange County
Long Beach
Seattle
Portland
San Francisco Int'l
Los Angeles Int'l
•World-class partners drive
additional revenue
•Big opportunity off
the West Coast

Alaska Air Group is well positioned
to weather the current environment
• Realistic about today with credible plan
• Optimistic about tomorrow
– Strong balance sheet
– Young, fuel-efficient, simple fleet
– Positioned to benefit from growth
through network of code-share partners
– Preferred product
– Loyal customers and two great brands
• Focused on delivering shareholder returns